Exhibit 99.2

O-I Fourth Quarter and Full Year 2014 Earnings Presentation February 3, 2015

Safe harbor comments Regulation G The information presented here regarding adjusted net earnings relates to net earnings from continuing operations attributable to the Company exclusive of items management considers not representative of ongoing operations and does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Further, the information presented here regarding free cash flow does not conform to GAAP. Management defines free cash flow as cash provided by continuing operating activities less capital spending (both as determined in accordance with GAAP) and has included this non-GAAP information to assist in understanding the comparability of cash flows. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This document contains "forward looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian real and Australian dollar, (2) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) cost and availability of raw materials, labor, energy and transportation, (6) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (7) consolidation among competitors and customers, (8) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (9) unanticipated expenditures with respect to environmental, safety and health laws, (10) the Company’s ability to further develop its sales, marketing and product development capabilities, and (11) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s operations, floods and other natural disasters, events related to asbestos-related claims, and the other risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and any subsequently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q. It is not possible to foresee or identify all such factors. Any forward looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward looking statements contained in this document. Presentation Note Unless otherwise noted, the information presented in this presentation reflects continuing operations only. 1

Full year 2014 summary 2 Free cash flow of $329M Second highest in Company history Despite $40M currency headwind Adjusted EPS of $2.63 Improved European profits from volume gains and asset optimization South America achieved ~20% operating profit margin on record volumes Continued discipline in capital allocation Strategic JV investment and long-term supply agreement to supply Constellation Brands’ glass needs in Mexico

3 O-I performance by region in 2014 Volume gains in food and non-alcoholic beverages offset by megabeer headwinds Substantial progress on earlier supply chain and production challenges Sluggish macroeconomic conditions Volume up 2%, led by wine and beer gains Asset optimization on track Europe North America Sales volume up 4% Record volume in Brazil Recovery in Andean countries Pronounced currency headwinds in 2H14 Deliberate capacity rationalization in China and Australia Growth in Southeast Asia markets Asia Pacific South America

4Q14 segment sales and operating profit 4 Note: Reportable segment data excludes the Company’s global equipment business. Price up 1% Shipments down ~2.5%, excluding China Strengthening USD decreased sales by 6% Segment Sales ($ Millions) 4Q13 $1,753 Price 21 Sales volume (70) 4Q14, constant currency* $1,704 Currency (113) 4Q14 $1,591 Segment Operating Profit ($ Millions) 4Q13 $195 Price 21 Sales volume (14) Operating costs (14) 4Q14, constant currency* $188 Currency (8) 4Q14 $180 Operating costs: Benefits from footprint actions offset by cost inflation and inventory control actions Currency headwinds comprised half of segment operating profit decline * Using prior year currency exchange rates

Adjusted EPS bridges 5 4th Quarter Adjusted EPS 4Q13 $0.51 Segment operating profit (excluding currency impact) (0.04) Currency impact (on segment operating profit) (0.04) Retained corporate costs 0.04 Net interest expense 0.01 Noncontrolling interests – Effective tax rate (0.02) Total reconciling items (0.05) 4Q14 $0.46 Full Year Adjusted EPS 2013 $2.72 Segment operating profit (excluding currency impact) (0.15) Currency impact (on segment operating profit) (0.03) Retained corporate costs 0.09 Net interest expense 0.04 Noncontrolling interests (0.02) Effective tax rate (0.02) Total reconciling items (0.09) 2014 $2.63

2014 full year financial review 6 1 Free cash flow is defined as cash provided by continuing operating activities less additions to property, plant and equipment. See appendix for free cash flow reconciliations. 2 Leverage ratio is defined as total debt, less cash, divided by adjusted EBITDA. See appendix for adjusted EBITDA reconciliations. 3 Return on invested capital is defined as segment operating profit less corporate and other costs multiplied by one minus the Company’s tax rate (exclusive of items management considers not representative of ongoing operations), divided by total debt and total shareowners’ equity. (Accumulated Other Comprehensive Income is held constant at the average of 2011-2013.) 2014 impacted ~$40M from FX headwind Free Cash Flow1 Allocation of Cash from Operations $698 million Leverage Ratio2 Return on Invested Capital3

2015 business outlook Operations improve in largely stable macro environment 7 Europe Flat volume, with increasing competition in S. Europe Continued savings from asset optimization program North America Continuation of unfavorable volume trends in megabeer Productivity and supply chain improvements South America Volume plateaus against strong comparables Inflation: Brazil electricity; USD-priced raw materials (soda ash) Asia Pacific Volume decline in 1H; largely offset in 2H Restructuring benefits outweigh inflation on USD-priced raw matls Segment Operating Profit Operations expected to improve * Using prior year currency exchange rates 2015 YoY change in segment operating profit on a constant currency basis*

FX headwinds expected to intensify in 2015 8 2014 Average Rates Assumed* Devaluation Euro 1.32 1.13 14% Brazilian real 2.35 2.60 10% Colombian peso 2,014 2,400 16% Australian dollar 0.91 0.80 12% At current rates,* the strong USD will adversely impact 2015 financials Lowers expected sales revenue by > $600M Reduces expected segment operating profit by ~$120M Increases inflation from USD priced raw materials by ~$20M (e.g., soda ash in South America) Decreases translation of segment operating profit by ~$100M Includes CHF revaluation impact of ~$10M-$15M Reduces expected EPS by ~$0.40 * Based on rates in late January 2015.

2015 non-operational outlook Management actions drive improvement 9 Stable corporate expense expected Pension expense essentially flat, due to active liability management Modest increase in long-term investments in R&D, technology and innovation Interest expense1 projected to decline by $10-15M Benefits from refinancing Euro devaluation Tax rate1 expected to be in the range of 23-25% 1 Exclusive of items management considers not representative of ongoing operations Corporate Expense $ Millions Net Interest Expense1

Enhancing financial flexibility: Pension Management actions reduce pension obligation by $750 million Lower discount rate and new mortality tables adversely impact pension Management actions favorably impact pension Liability management: reduce benefits and close plans to new hires, convert to defined contribution plans, buyouts, annuitize Asset management: discretionary contributions In 2015, lower pension contributions by ~$10M and flat pension expense 10 1 Related to the “amortization of actuarial loss” component of pension expense, which may be excluded in certain non-GAAP pension accounting methods Sustained non cash pension expense1 reduces EPS by ~$0.50 Pension Expense Pension Contributions $ Millions $ Millions

Higher adjusted earnings in 2015 On a constant currency basis 11 Business Performance ~$0.40 FX Headwind 2014 Adjusted EPS $2.63 + Business performance 2015 Adjusted EPS on a constant currency basis $2.60 - $3.00 - Estimated currency impact 2015 Adjusted EPS $2.20 - $2.60 Range Adjusted Earnings Per Share

1Q15 business outlook

On a constant currency basis[1]

	1Q15 vs 1Q14	
Europe	▼	▪ Stable sales volume ▪ Lower planned production due to project timing ▪ Competitive pressure in Southern Europe
North America	▲	▪ Continuation of unfavorable volume trends in megabeer ▪ Supply chain recovery
South America	▼	▪ Volume plateaus against strong comparable in 1Q14 ▪ Inflation headwinds (electricity, USD-priced raw matls)
Asia Pacific	◀▶	▪ Continuation of lower volume trends ▪ Benefits of restructuring offset inflation pressure
Segment Operating Profit	▼	
Corporate and Other Costs	◀▶	▪ Corporate costs maintained at prior year level ▪ Net interest expense flat to prior year
Adjusted Earnings, constant currency	▼	
Currency Impact	▼	~$0.07
Adjusted Earnings	▼	$0.40 - $0.45

[1] Corresponding periods use same currency exchange rates

12

Free cash flow projected to be ~$300 million Higher segment operating profit on constant currency basis Currency rates at current levels a headwind (by ~$30 million) Working capital not a source of cash after two strong years of contributions Declining asbestos payments (by $5 million – $10 million) Lower pension contributions (by ~$10 million) Capex and restructuring continue to approximate depreciation & amortization Lower spending for returnable packaging, tax installment payments 13 2015 outlook for free cash flow

Continued balanced approach to use of cash 14 Capital Investment Capital Allocation Maintenance Continue strong operating profit generation Enhance productivity and flexibility Strategic Exceed cost of capital Greenfield/ brownfield (e.g., Brazil furnance in early 2013) Non-organic growth (e.g., JV with CBI in Mexico) Invest in R&D, technology and innovation Liabilities Improve financial flexibility Lower interest expense Manage pension and asbestos liabilities Shareholders Increase share buybacks $500M share repurchase program through 2017 At least $ 125M in share repurchases in 2015

CEO succession planning process advances Dec 2014 Dec 2015 Definition and Planning Internal & External Candidates Identified / Hired Performance Evaluation Lopez named COO CEO Succession Transition Chairperson Role Robust, Board-driven process began several years ago Internal and external candidates identified External firms engaged to assess, coach, track performance Andres Lopez identified as succession candidate Transfer CEO responsibility by the end of 2015 Transition to non-executive Chair in first half 2016

Summary of our 2015 outlook 16 Similar market conditions, as well as ongoing USD strength Improvement in underlying operations Improvement in non-operational items Strong FCF generation Shift in capital allocation Return more cash to shareholders via buybacks Invest in value-added projects (e.g., partnership with CBI) New Zealand

Appendix 17

4Q regional financial performance 18 North America ($ Millions) 4Q 2014 4Q 2013 Net Sales - constant currency1 $589 $648 $658 Segment Operating Profit - constant currency1 $53 $56 $38 Segment Operating Profit Margin 9.0% 5.8% Europe 1 Using 2013 currency exchange rates Asia Pacific South America ($ Millions) 4Q 2014 4Q 2013 Net Sales - constant currency1 $460 $463 $477 Segment Operating Profit - constant currency1 $26 $26 $53 Segment Operating Profit Margin 5.7% 11.1% ($ Millions) 4Q 2014 4Q 2013 Net Sales - constant currency1 $333 $370 $366 Segment Operating Profit - constant currency1 $72 $77 $72 Segment Operating Profit Margin 21.6% 19.7% ($ Millions) 4Q 2014 4Q 2013 Net Sales - constant currency1 $209 $223 $252 Segment Operating Profit - constant currency1 $29 $34 $32 Segment Operating Profit Margin 13.9% 12.7%

Full year regional financial performance 19 North America ($ Millions) FY 2014 FY 2013 Net Sales - constant currency1 $2,794 $2,797 $2,787 Segment Operating Profit - constant currency1 $353 $350 $305 Segment Operating Profit Margin 12.6% 10.9% Europe 1 Using 2013 currency exchange rates Asia Pacific South America ($ Millions) FY 2014 FY 2013 Net Sales - constant currency1 $2,003 $2,017 $2,002 Segment Operating Profit - constant currency1 $240 $241 $307 Segment Operating Profit Margin 12.0% 15.3% ($ Millions) FY 2014 FY 2013 Net Sales - constant currency1 $1,159 $1,255 $1,186 Segment Operating Profit - constant currency1 $227 $233 $204 Segment Operating Profit Margin 19.6% 17.2% ($ Millions) FY 2014 FY 2013 Net Sales - constant currency1 $793 $833 $966 Segment Operating Profit - constant currency1 $88 $90 $131 Segment Operating Profit Margin 11.1% 13.6%

Full year segment operating profit 20 Segment Operating Profit ($ Millions) FY13 $947 Price 73 Sales volume (7) Operating costs (99) FY14, constant currency $914 Currency (6) FY14 $908 Sales volume impact on profit Gains in EU and SA offset by decline in AP and NA Operating costs Inflation of $112M Benefits from European asset optimization and footprint actions were partially offset by lower production in NA and AP

4Q price, volume and currency impact on reportable segment sales 21 1 Reportable segment sales exclude the Company’s global equipment business $ Millions Europe North America South America Asia Pacific Total 1 4Q13 Segment Sales $658 $477 $366 $252 $1,753 Price (12) 7 20 6 21 Volume 2 (21) (16) (35) (70) Currency (59) (3) (37) (14) (113) Total reconciling (69) (17) (33) (43) (162) 4Q14 Segment Sales $589 $460 $333 $209 $1,591

Full year price, volume and currency impact on reportable segment sales 22 1 Reportable segment sales exclude the Company’s global equipment business $ Millions Europe North America South America Asia Pacific Total 1 FY13 Segment Sales $2,787 $2,002 $1,186 $966 $6,941 Price (39) 45 55 12 73 Volume 49 (30) 14 (145) (112) Currency (3) (14) (96) (40) (153) Total reconciling 7 1 (27) (173) (192) FY14 Segment Sales $2,794 $2,003 $1,159 $793 $6,749

Reconciliation to adjusted earnings

O-I: GLASS IS LIFE

$ Millions

	Three months ended December 31		Year ended December 31	
	2014	2013	2014	2013
Earnings (loss) from continuing operations attributable to the Company	$ (130)	$ (144)	$ 167	$ 202
Items impacting cost of goods sold:				
Restructuring, asset impairment and related charges			8	
Pension settlement charges	50		50	
Items impacting selling and administrative expense:				
Pension settlement charges	15		15	
Items impacting equity earnings			5	
Items impacting other expense, net:				
Charges for asbestos related costs	135	145	135	145
Restructuring, asset impairment and other charges	7	109	78	119
Items impacting interest expense:				
Charges for note repurchase premiums and write-off of finance fees	20		20	11
Items impacting income tax:				
Net benefit for income tax on items above	(14)	(13)	(34)	(14)
Net benefit for certain tax adjustments	(8)		(8)	
Items impacting net earnings (loss) attributable to noncontrolling interests:				
Net impact of noncontrolling interests on items above		(12)		(13)
Total adjusting items	205	229	269	248
Adjusted earnings	$ 75	$ 85	$ 436	$ 450
Diluted average shares (thousands)	164,422	164,709	166,047	165,828
Earnings (loss) per share from continuing operations (diluted)	$ (0.79)	$ (0.88)	$ 1.01	$ 1.22
Adjusted earnings per share	$ 0.46	$ 0.51	$ 2.63	$ 2.72

23

Reconciliation to free cash flow 24 Year ended December 31  $ Millions Year ended December 31 2014 2013 2012 2011 Cash provided by continuing operating activities  $698  $700  $580  $505 Additions to property, plant and equipment  (369)  (361)  (290)  (285) Free cash flow  $329  $339  $290  $220

 Leverage ratio Reconciliations of adjusted EBITDA and net debt 25 $ Millions 2014 2013 2012 2011 Earnings (loss) from continuing operations 195 $ 215 $ 220 $ (491) $ Interest expense 235 239 248 314 Provision for income taxes 92 120 108 85 Depreciation 335 350 378 405 Amortization of intangibles 83 47 34 17 EBITDA 940 971 988 330 Adjustments to EBITDA: Asia Pacific goodwill adjustment 641 Charges for asbestos-related costs 135 145 155 165 Restructuring, asset impairment and other 91 119 168 112 Pension settlement charges 65 Gain on China land compensation (61) Adjusted EBITDA 1,231 $ 1,235 $ 1,250 $ 1,248 $ Total debt 3,460 3,567 3,773 4,033 Less cash 512 383 431 400 Net debt 2,948 3,184 3,342 3,633 Net debt divided by adjusted EBITDA 2.4 2.6 2.7 2.9 Year ended December 31

Estimated impact from currency rate changes 26 Impact on EPS from a 10% change compared with the U.S. dollar EU (primarily Euro): ~$0.10 SA (primarily Brazilian Real and Colombian Peso): ~$0.09 AP (primarily Australian Dollar and New Zealand Dollar): ~$0.05